EXHIBIT 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Laurence M. Downes hereby certifies as follows:

(a)	I am the Chief Executive Officer of New Jersey Resources Corporation;

(b)
To the best of my knowledge, this annual report on Form 10-K/A for the year ended September 30, 2011, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(c)
To the best of my knowledge, based upon a review of this report, the information contained in this periodic report fairly presents, in all material respects, the financial condition and results of operations of the issuer.

Date:	April 11, 2012	By:	/s/ Laurence M. Downes
Laurence M. Downes
Chairman, President and Chief Executive Officer